JANUARY 12, 2017

SUPPLEMENT TO

DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED NOVEMBER 23, 2016

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

This Supplement contains new and additional information and should be read in connection with your Prospectus.

(1)         At a special meeting of the Boards of Directors (the “Boards”) held on January 11, 2017, the Boards approved (a) modifications to the eligibility of Class I shares, Class R3 shares, Class R4 shares, Class R5 shares, Class R6 shares and Class Y shares to be effective March 1, 2017; and (b) new conversion features for certain classes of shares to be effective immediately.  Accordingly, the following changes are being made to the Prospectus on the effective dates noted below:

a.              Effective March 1, 2017, under the heading “Classes of Shares – Investor Requirements,” the sub-section entitled “Class I Shares” will be deleted in its entirety and replaced with the following:

Class I Shares. Class I shares are offered:

•                  through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•                  through financial intermediaries that have entered into an agreement with the Funds’ distributor to offer Class I shares through a no-load network or platform, and

•                  to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.   Class I shares are not available to qualified employee benefit plans and other retirement savings plans.

Class I shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.

b.              Effective March 1, 2017, under the heading “Classes of Shares – Investor Requirements,” the sub-section entitled “Class R3, Class R4, Class R5 and Class R6 Shares” will be deleted in its entirety and replaced with the following:

Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R3, R4, R5 and R6 shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, each Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.  Class R6 shares are only available in cases where neither the investor nor the intermediary will receive from Fund assets or the Distributor’s or an affiliate’s resources any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class R6 shares.

c.               Effective March 1, 2017, under the heading “Classes of Shares – Investor Requirements,” the sub-section entitled “Class Y Shares” will be deleted in its entirety and replaced with the following:

Class Y Shares. Class Y shares are offered:

•                  through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•                  through financial intermediaries that have entered into an agreement with the Funds’ distributor to offer Class Y shares through a no-load network or platform, and

•                  to institutional investors, which include but are not limited to: certain qualified employee benefit plans and other retirement savings plans; family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.

Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts).  The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.

d.              Effective immediately, the section entitled “Exchanging Shares” is replaced in its entirety with the following:

EXCHANGING SHARES

You may exchange one class of shares of a Fund for shares of the same class of any other Hartford Fund if such share class is available.  Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford Funds.  Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator, financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.

If you are a Class A, Class B or Class C shareholder, you may also request an exchange by doing the following:

•                  If you hold your shares directly with the Fund and have an online account with hartfordfunds.com, exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

•                  Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.

You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.

Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason. For more information, please see the section entitled “Exchanges” in the Funds’ SAI.

CONVERSIONS

Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus).  Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund.  Under certain circumstances, the following other classes are eligible for conversions:

•      Class A shares may be converted into Class I shares, Class Y shares, Class R6 shares, or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;

•      Class C shares may be converted into Class A shares or Class I shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;

•      Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and

•      Class Y shares may be converted into Class R6 shares or Class F shares.

Not all share classes discussed above may be available for each Fund.  Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place.  In addition, the financial intermediary must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.  Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.

(2)         Effective March 1, 2017, Hartford Funds Distributors, LLC will discontinue paying dealers of record a commission on purchases of $1,000,000 or more of Class A shares.  Shareholders who purchased $1,000,000 or more of Class A shares where the broker dealer was paid a commission will still be subject to a contingent deferred sales charge if those shares are redeemed within 18 months of purchase.   The contingent deferred sales charge for Class A shares will not apply to purchases for which the selling broker dealer was not paid a commission.

This Supplement should be retained with your Prospectus for future reference.

HV-7298	January 2017